                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A
                          Amendment No. 1

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

          Date of Event Requiring Report: June 12, 2001

                 LEGAL ACCESS TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)

Nevada                      000-19457                87-0473323
------                      ---------                ----------
(State of Incorporation)   (Commission              (IRS Employer
                           File Number)             Identification #)

     2300 West Sahara Avenue, Suite 500, Las Vegas, NV 89102
     -------------------------------------------------------
            (Address of Principal Executive Offices)

                         (702) 949-6115
             ----------------------------------------
        (Registrant's telephone number, including area code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Pursuant to the terms and conditions of our merger agreement with Tele-Lawyer, Inc. (the "Agreement") immediately following the execution of the Agreement on June 12, 2001, Jan Wallace and Grace Sim each resigned their positions as officers and directors and the following officers and directors of Tele-Lawyer were appointed as our new officers and directors in the positions shown below:

Name                   Age          Position Appointment
----                   ---          --------------------
Michael Cane            46          CEO, President, Secretary and Director
Elliot Schear           49          Vice President and Director
Steven Fellows          33          Treasurer and Chief Financial Officer

See Item 2 below.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On June 12, 2001, we consummated a "merger agreement" in which we acquired all of the shares of Tele-Lawyer, Inc., a Nevada Corporation, resulting in Tele-Lawyer becoming our wholly owned subsidiary. The Agreement called for each of the Tele-Lawyer shareholders to receive one share of our common stock for each share of Tele-Lawyer common stock they held. In addition, each holder of an option or warrant to purchase Tele-Lawyer common stock under its incentive stock option plan was entitled to receive an option to purchase the same number of shares of our common stock under the same terms as provided in their option or warrant agreement. Articles of Exchange to record this transaction were filed with the Nevada Secretary of State on June 12, 2001.

As of June 12, 2001, Tele-Lawyer had issued options to purchase 285,000 common shares at $1 per share and options to purchase an additional 441,231 common shares at $3 per share. In addition, Tele-Lawyer had issued warrants to purchase 458,880 common shares at $3 per share.

In addition, as part of the Agreement:

1. Reduction in Debt. We converted over 97% of our outstanding note holder debt into common stock. Each of the note holder's, with the exception of one note holder, agreed to convert their debt obligation into common stock at a rate of $0.15 of debt for each share of common stock.

2. Reverse Split of Stock. We conducted a reverse split of our common stock prior to consummation of the Agreement at a rate of 1 share of new common stock for every 153 shares of issued stock, effectively reducing our issued and outstanding common stock (before issuance of shares to the Tele-Lawyer shareholders) to approximately 490,096 shares (after adjustments). No fractional shares were issued. Shareholders received one additional share for any fractional shares resulting from the reverse split. Shareholders with less than 153 shares were paid the value of their shares based on the closing price for our common stock on April 30, 2001, the record date for the

                                2

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    determination of the shareholder's right to
    vote at the annual meeting. The closing price on that date was $0.01 per share. We thus reduced our issued and outstanding shares from 74,966,435 to 490,096, or over 99%, prior to consummation of the Agreement.

3. Issuance of Common Stock to Tele-Lawyer Shareholders. By operation of the Agreement, Tele-Lawyer shareholders received approximately 5,354,997 of our common shares in exchange for all the common stock of Tele-Lawyer. We thus had 5,845,093 shares of common stock outstanding following the acquisition of Tele-Lawyer, or a reduction of over 92% based on the pre-stock split number of shares.

4. Name Change. We changed our name from Dynamic Associates, Inc. to "Legal Access Technologies, Inc." as recommended by Tele-Lawyer and consistent with the Second Amendment to the Merger Agreement. This was done through an amendment to our articles of incorporation, which was approved by our shareholders on June 11, 2001, and filed with the Nevada Secretary of State on June 12, 2001.

5. Agreement in Settlement of Debt. On June 13, 2001, we agreed to settle our debt obligations to our former officers and directors Grace Sim and Jan Wallace by issuing them the following number of shares:

                            No. Of Shares
                            -------------
    Grace Sim               45,264
    Jan Wallace             80,875

Grace Sim and Jan Wallace, in consideration for receiving the shares, agreed to release us from any and all obligation on this debt.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.    OTHER EVENTS

Not applicable.

ITEM 6.    RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Jan Wallace and Grace Sim each submitted their resignations as our officers and directors on June 12, 2001.


                                3

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ITEM 7.    FINANCIAL STATEMENTS

(a)    Financial statements of businesses acquired.

The following financial statements of Tele-Lawyer, Inc. are included:


                                                                   Page
                                                                   ----

Independent auditors' report                                        F-1

Financial statements:

Balance sheets as of April 30, 2001 and 2000                        F-2

Statements of operations - Years Ended
April 30, 2001 and 2000                                             F-3

Statements of stockholders' equity (deficiency) -
Years Ended April 30, 2001 and 2000                                 F-4

Statements of cash flows - Years Ended
April 30, 2001 and 2000                                             F-5

Notes to the financial statements                             F-6 - F-8

(b)    Pro Forma Financial Information.

We will file pro forma information showing the effect of the share exchange by an amendment to this Report on Form 8-K.

(c)    Exhibits.

Exhibit 10.1:     Agreement and Plan of Merger (1)

Exhibit 10.2:     First Amendment to Merger Agreement (1)

Exhibit 10.3:     Second Amendment to Merger Agreement (1)

Exhibit 10.4:     Third Amendment to Merger Agreement (1)

Exhibit 10.5:     Agreement in Settlement of Debt
---------------------
(1) Previously filed as an exhibit to our Proxy Statement on Schedule DEFR 14A filed on May 30, 2001 and incorporated herein by reference.


ITEM 8.    CHANGE IN FISCAL YEAR

We have decided to adopt Tele-Lawyer's fiscal year end of April
30 as the accounting acquirer under the Agreement. Our previous fiscal year end was December 31.

                                4

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                        INDEPENDENT AUDITORS' REPORT


Board of Directors
Tele-Lawyer, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheets of Tele-Lawyer, Inc. as of April 30, 2001 and 2000, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tele-Lawyer, Inc. as of April 30, 2001 and 2000, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 5, the Company's ability to attain profitable operations is dependant upon raising additional capital and expanding its customer base of legal services organizations. This condition raises substantial doubt as to the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ PIERCY BOWLER TAYLOR & KERN
Certified Public Accountants & Business Advisors
A Professional Corporation


Las Vegas, Nevada
August 22, 2001

                                                                   F-1

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TELE-LAWYER, INC.
BALANCE SHEETS
APRIL 30, 2001 AND  2000
=============================================================================

ASSETS                                              2001            2000

Current assets

Cash and cash equivalents                     $       1,302    $   1,041,138
                                              -------------    -------------

Accounts receivable                                   3,715            4,371
                                              -------------    -------------
                                                      5,017        1,045,509

Property and equipment, net of
  accumulated depreciation of $61,339
  and $38,704 in 2001 and 2000                      126,268            3,394
                                              -------------    -------------
                                              $     131,285    $   1,048,903
                                              =============    =============


LIABILITIES AND STOCKHOLDERS' EQUITY
(DEFICIENCY)

Current liabilities

Accounts payable                              $      96,983    $      54,585
Accrued expenses                                    129,518
                                              -------------    -------------
                                                    226,501           54,585

Long-term related party debt                         55,000
                                              -------------    -------------
                                                    281,501           54,585
                                              -------------    -------------


Stockholders' equity (deficiency)

Common stock,$0.001 par and no par,
  25,000,000 shares authorized, 5,354,997
  and 5,341,666 shares issued and outstanding         5,355            5,342

Additional paid-in capital                        1,599,644        1,419,657

Accumulated deficit                              (1,755,215)        (430,681)

                                                   (150,216)         994,318
                                              -------------    -------------
                                              $     131,285    $   1,048,903
                                              =============    =============

                                                                   F-2

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TELE-LAWYER, INC.
STATEMENTS OF OPERATIONS
YEARS ENDED APRIL 30, 2001 and  2000
=============================================================================

                                                    2001            2000

Legal support services revenues               $     417,334    $     221,295
                                              -------------    -------------
                                              -------------    -------------
Operating costs and expenses

Legal support services                              196,472           77,491

Software research and development costs             706,551           54,576

Selling, general, and administrative                863,299          137,983
                                              -------------    -------------

                                                  1,766,322          270,050
                                              -------------    -------------
Loss from operations                             (1,348,988)         (48,755)

Other income

Interest                                             22,053            8,462

Rentals                                               2,401            1,400
                                              -------------    -------------
Net loss                                      $  (1,324,534)   $     (38,893)
                                              =============    =============



Basic and diluted net loss per common share   $       (0.25)   $       (0.01)
                                              =============    =============
Weighted average common shares outstanding        5,342,691        5,052,564
                                              =============    =============

                                                                   F-3
See notes to financial statements.

TELE-LAWYER, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
YEARS ENDED APRIL 30, 2001 AND  2000
=============================================================================


                                   Shares
                                   issued    Common      Addi-
                                     and      Stock     tional      Accumu-
                                     out-      par      Paid-in      lated
                                 standing     value     Capital     Deficit
                                ---------   --------  ---------- -----------

Balance, May 1, 2000            5,341,666   $  5,342  $1,419,657 $  (430,681)

Net loss                                                          (1,324,534)

Capital contributions                                    140,000

Sale of common shares              13,331         13      39,987

Balance, April 30, 2001         5,354,997   $  5,355  $1,599,644 $(1,755,215)
                                =========   ========  ========== ===========
Balance, May 1, 1999                1,000   $         $  400,000 $  (391,787)
                                ---------   --------  ---------- -----------
Net loss                                                             (38,894)

Stock split of 5,000 to 1       4,999,000      5,000      (5,000)

Sale of common shares             341,666        342   1,024,657

Balance, April 30, 2000         5,341,666   $  5,342  $1,419,657 $  (430,681)
                                =========   ========  ========== ===========

                                ---------   --------  ---------- -----------


                                                                   F-4
See notes to financial statements.

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TELE-LAWYER, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED APRIL 30, 2001 and 2000
=============================================================================

                                                    2001            2000

Operating activities
                                              -------------    -------------
Net cash provided by (used in)
  operating activities                        $ (1,129,327)    $      11,321
                                              -------------    -------------
Investing activities

Purchase of property and equipment                (145,509)           (3,395)
                                              -------------    -------------
Financing activities

Loans extended, related parties                     55,000

Sale of common stock                                40,000         1,024,999

Capital contributions                              140,000
                                              -------------    -------------
                                                   235,000         1,024,999
                                              -------------    -------------
Net increase (decrease) in cash and
  cash equivalents                              (1,039,836)        1,032,925

Cash and cash equivalents, beginning of year     1,041,138             8,213
                                              -------------    -------------
Cash and cash equivalents, end of year        $      1,302     $   1,041,138
                                              =============    =============
Reconciliation of net loss to net cash
  provided by (used in) operating
  activities

Net loss                                      $ (1,324,534)    $     (38,893)

Depreciation                                        22,635

Increase in operating (assets) liabilities

  Accounts receivable                                  656            (4,371)
  Accounts payable                                  42,398            54,585
  Accrued expenses                                 129,518
                                              -------------    -------------
Net cash provided by (used in)
  operating activities                        $ (1,129,327)    $      11,321
                                              =============    =============

                                                                   F-5
See notes to financial statements.

TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2001 AND 2000
=============================================================================

1.    Nature of operations and background information:

Business activities. Tele-Lawyer, Inc., a Nevada corporation, (the Company) is in the business of arranging for the provision of legal advice and information to consumers of legal services through
licensed attorneys.    Other legal support services that the Company
offers include continuing professional education for attorneys and specialized telephone conferencing services for professionals, associations and the general public. The Company is in the process of further expanding its legal support services and geographic coverage to create a more comprehensive nationwide hub for access to these services.

On June 12, 2001, the Company consummated a reverse acquisition and became a wholly-owned subsidiary of Dynamic Associates, Inc., which contemporaneously changed its name to Legal Access Technologies, Inc. (see note 6).

Concentrations. Because the Company generates substantial revenue from relatively few contracts with certain associations, a decline in the size or number of these arrangements could adversely affect future operations. For the most recent operating period presented, one association accounted for approximately 46% of the Company's
revenues.   This contract has been continued to the end of 2001 and
can be terminated by either party with a 30 day notice.

2.    Summary of significant accounting policies:

Use of estimates. Timely preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts, some of which may require revision in future periods.

Cash equivalents. Cash equivalents consist of highly liquid investments purchased with initial maturities of three months or less.

Property and equipment. Property and equipment are stated at cost. Depreciation is computed using the straight-line and declining balance methods over the estimated useful lives of the assets
(generally three to five years).

Revenue recognition. Legal support services revenue is recognized as the services are provided. Revenue from service contracts is recognized ratably over the contract term. Customer charges for service customization are generally recognized when the services are completed.

Advertising. Advertising (totaling $99,132 and $5,100 for the most recent and prior year) is expensed as incurred and is included in selling, general and administrative expenses.

Research and development costs. Costs incurred in creating computer software to be offered with the Company's products are expensed when incurred until technological feasibility has been established for the product. Thereafter, costs are capitalized and amortized over the remaining expected economic life of the product. No costs for software research and development were capitalized during the reporting periods. Subsequent to the most recent balance sheet date presented, technological feasibility for the Company's software has been established. The Company allocates certain executive salaries to research and development costs and general and administrative expense based on estimates of time devoted to the various activities.
Included in research and development costs for the most recent year presented is allocated salaries of approximately $180,000 (none in the prior year).

Stock compensation. The Company accounts for stock-based employee compensation using the intrinsic value method described in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to
Employees.

Net loss per share. Options to purchase 726,231 shares of common stock and warrants to purchase 458,880 shares of common stock were not included in the computation of net loss per share because of the anti-dilutive effect.

3.    Equity:

Common stock.   In March 2000, pursuant to Rule 506 of Regulation D
of the Securities Act of 1933, the Company sold a total of 341,666 shares of its common stock at $3 per share to two investors. In
April 2001, pursuant to Rule 506 of Regulation D of the Securities
Act of 1933, the Company sold a total of 13,333 shares of its common stock at $3 per share to five investors. The Company is considering additional private placements to fund expansion plans, however, there is no assurance that such funding or the expansion of services will occur.

Stock options and warrants. In December 1999, the Company adopted an incentive stock option plan. The plan authorizes the Company to issue options totaling up to 15% of the outstanding shares of the Company, not to exceed 2,500,000. Of the options granted during 2001, 126,231 were to non-employees for services in connection with various research and development activities.

The following table summarizes the stock option activity for the periods indicated:


                                                                   F-6

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TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2001 AND 2000
=============================================================================



                                        Weighted
                        Number           Average
                          of            Exercise
                        shares            Price
                      ---------        ---------

Granted during
2000 and balance
at April 30, 2000      325,000         $    1.00

  Granted              751,231              3.00

  Expired             (350,000)             2.77
                      ---------        ---------
Balance at
  April 30, 2001       726,231         $    2.22
                      =========        =========


The following table summarizes the stock options outstanding at April 30, 2001:

Weighted          Number           Number of
Average             of              Options
Contractual       Options            Exer-      Exercise
Life            Outstanding         cisable       Price
-----------     -----------        ---------    --------
1.6 years         285,000           285,000       $1.00
2.1 years         441,231           216,231       $3.00
                -----------        ---------
                  726,231           501,231
                ===========        =========

During the most recent year presented, the Company issued warrants to purchase 450,000 common shares at $3 per share in part to reacquire the rights to offer its legal support services in certain Midwestern states from a partnering company. 100,000 of these warrants expire on June 1, 2005, and 350,000 of these warrants expire on October 18, 2005. The Company also issued warrants associated with raising equity capital to purchase 8,880 common shares at $3 per share that expire on April 19, 2002.

The principal assumptions selected to value the options and warrants, using the Black Scholes option-pricing model for calculating the "minimum value" (appropriate because the Company's shares are not traded publicly), included a "risk-free" interest rate of 5%, expected option life of 3 years, and no expected dividends. The minimum value calculation resulted in no recognized compensation and no pro forma effect of the fair value method on reported results due to immateriality.

4.    Income taxes:

The Company's effective tax rate differs from the federal statutory rate due to a 100% valuation allowance provided for any tax benefits that may result from net operating losses incurred, because of uncertainty discussed under Management Plans below.

As of the most recent balance sheet date presented, the Company has available unused operating loss carryforwards of approximately
$1,700,000 expiring through 2021.

5.    Commitments and contingencies:

Leases. The Company has an operating lease commitment for office facilities expiring in May 2001. Rent expense for the most recent and prior operating periods presented was approximately $128,000 and $21,000. Subsequent to the most recent balance sheet date, the Company entered into a five-year lease commitment for office facilities expiring May 31, 2006, with the option to terminate the lease after 36 months with payment of a three-month penalty. Future minimum lease payments are approximately $212,000 per year through May 2004. The Company subleases approximately 17% of the space to a law firm in which an officer / shareholder of the Company is the managing principal. Minimum related party annual sub-rentals are approximately $36,000 through May 2004.

Management Plans. To become profitable, the Company plans to expand its client/affiliate network of Legal Services Organizations (LSO) nationwide. An LSO is a legal aid foundation, state bar association, state or federal court or any membership organization that seeks to provide legal services to its members. The Company generates revenues through an LSO by providing technology solutions directly for the LSO as well as by servicing the clients who enter its network through the LSO. As of the most recent balance sheet date presented, the Company was servicing a relatively small number of LSOs. Subsequent to this period, the Company has executed or has pending agreements with multiple LSOs in seven states that management believes will have a significant, positive impact on revenues and profitability.

In order to expand its affiliate network of LSOs, the Company must raise additional capital to support this growth. On June 12, 2001, the Company entered into a reverse acquisition (note 6) in which the Company took over the assets of Dynamic Associates, Inc. and its subsidiary, Perspectives Healthcare Management Corporation. The Company anticipates selling some or all of the assets of this subsidiary. Management believes that the sale of these assets plus the recovery of all or a portion of the accounts receivable owned by Perspectives will provide the majority of the financing needed to expand the affiliate network of LSOs.

If these objectives are accomplished, management believes, but there is no assurance, that the expansion of the affiliate network of LSOs will result in profitable operations and positive cash flows. If unsuccessful, the Company may be unable to continue as a going concern. The financial statements, however, have been prepared assuming the Company will continue as a going concern and reflect no adjustments that might result from the outcome of these uncertainties.

                                                                   F-7

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TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2001 AND 2000
=============================================================================

6.    Acquisition of Legal Access Technologies, Inc:

On June 12, 2001, in a transaction commonly referred to as a reverse acquisition and accounted for as a purchase, the Company effectively acquired Dynamic Associates, Inc., which contemporaneously changed its name to Legal Access Technologies, Inc. (LATI) and the Company became a wholly-owned subsidiary of LATI. In a reverse acquisition, the legal acquiree is treated for financial reporting purposes as the accounting acquirer and, accordingly, future consolidated financial statements will be prepared as if Tele-Lawyer, Inc. acquired Legal Access Technologies as of June 12, 2001.

The agreement called for each of the Company's shareholders to receive one new share of LATI common stock for each common share of the Company held; accordingly, 5,354,997 shares were issued to the Company's shareholders. LATI's shareholders received one new share of LATI common stock for every 153 shares held; accordingly, 490,096 shares were issued to LATI's shareholders. In addition, each holder of an option or warrant to purchase shares of the Company's common stock exchanged the options and warrants for the same rights in LATI.

Management has no intention of continuing the pre-merger operations of Dynamic, but instead will liquidate or sell its assets. The principal assets of LATI at the time of the reverse acquisition included certain account receivables and service contracts of its subsidiary. For purposes of the following proforma, condensed balance sheet, the Company has classified these assets as "assets held for sale" and valued them based on subsequent and preliminary sale negotiations. The following proforma, condensed balance sheet assumes the merger occurred on April 30, 2001:


                                      Proforma
                                        LATI
                                    Consolidated
                                     (unaudited)
                                    ------------
Current assets
Cash                                $      1,302
Assets held for sale                   3,300,000
Other                                      3,715
                                    ------------
                                       3,305,017
Other assets                             126,268
                                    ------------
                                    $  3,431,285
                                    ============

Current liabilities                 $    269,925
Stockholders' equity                   3,161,360
                                    ------------
                                    $  3,431,285
                                    ============

Common shares outstanding              5,845,095
                                    ============

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LEGAL ACCESS TECHNOLOGIES, INC.

                                 By: /s/ Michael A. Cane
Date: August 27, 2001                _______________________
                                     MICHAEL A. CANE
                                     President, Secretary & Director

                                5